UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 29, 2005
Date of Report (Date of earliest event reported)

MEDWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28010 (Commission File No.)	41-1493458 (IRS Employer Identification No.)

435 Newbury Street, Danvers, MA 01923
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(978) 762-8999

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. You can identify these statements by use of the words “guidance,” “expects,” “plans,” “estimates,” “intends,” “believes” and similar expressions that do not relate to historical matters. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Medwave, Inc., a Delaware corporation (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the Company’s ability to develop and communicate new products, the ability to achieve successful clinical trials and the other risks and uncertainties is contained in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K filed on January 12, 2005 and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 29, 2005, the Audit Committee of the Board of Directors of the Company dismissed BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent registered public accounting firm. The reports issued by BDO Seidman on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and through the date hereof, there were no disagreements with BDO Seidman on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman’s satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Company’s financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that BDO Seidman provide a letter to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures. The Company has requested BDO Seidman’s response to be received by the Company so that it may be filed within 10 business days of the date hereof.

On March 29, 2005 the Company engaged Carlin, Charron & Rosen LLP (“CCR”) to serve as the Company’s independent public accountants for the fiscal year ended September 30, 2005. During the fiscal years ended September 30, 2004 and April 30, 2003, and through the date hereof, the Company did not consult with CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDWAVE, INC.
Date: March 29, 2005	By:	/s/ Timothy J. O’Malley
Timothy J. O’Malley
President and Chief Executive Officer